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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, J. ROBERT HORST, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and any amendments thereto filed with the Securities and Exchange Commission with respect to Common Shares or other securities of the Corporation issuable or issued in connection with its Deferred Incentive Compensation Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 2000.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 23rd day of February, 2000.



/s/ Stephen R. Hardis                       /s/ Alexander M. Cutler
-----------------------------------         ------------------------------------
Stephen R. Hardis, Chairman and             Alexander M. Cutler, President
Chief Executive Officer;                    and Chief Operating Officer;
Principal Executive Officer; Director       Director



/s/ Adrian T. Dillon                        /s/ Billie K. Rawot
-----------------------------------         ------------------------------------
Adrian T. Dillon, Executive Vice            Billie K. Rawot,
President--Chief Financial and              Vice President and Controller;
Planning Officer; Principal                 Principal Accounting Officer
Financial Officer



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/s/ Michael J. Critelli                     /s/ Phyllis B. Davis
-----------------------------------         ------------------------------------
Michael J. Critelli, Director               Phyllis B. Davis, Director



/s/ Ernie Green                             /s/ Ned C. Lautenbach
-----------------------------------         ------------------------------------
Ernie Green, Director                       Ned C. Lautenbach, Director



/s/ John R. Miller                          /s/ Furman C. Moseley
-----------------------------------         ------------------------------------
John R. Miller, Director                    Furman C. Moseley, Director



/s/ Victor A. Pelson                        /s/ A. William Reynolds
-----------------------------------         ------------------------------------
Victor A. Pelson, Director                  A. William Reynolds, Director



/s/ Gary L. Tooker
-----------------------------------
Gary L. Tooker, Director